January 8, 2010

Supplement

SUPPLEMENT DATED JANUARY 8, 2010 TO THE PROSPECTUSES OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE DIVIDEND GROWTH PORTFOLIO
THE GLOBAL DIVIDEND GROWTH PORTFOLIO
THE HIGH YIELD PORTFOLIO
THE INCOME BUILDER PORTFOLIO
THE S&P 500 INDEX PORTFOLIO
(each a "Portfolio")
CLASS X and CLASS Y
Dated May 1, 2009

The Board of Trustees of Morgan Stanley Variable Investment Series (the "Board") approved an Agreement and Plan of Reorganization with respect to each Portfolio (each a "Plan"). Pursuant to each Plan, substantially all of the assets of the applicable Portfolio would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (each a "New Portfolio"). Pursuant to each Plan, shareholders of the applicable Portfolio would become shareholders of a New Portfolio, receiving shares of such New Portfolio equal to the value of their holdings in the Portfolio. Each Plan is subject to the approval of the applicable Portfolio's shareholders at a special meeting of shareholders anticipated to be held during the second quarter of 2010. A proxy statement formally detailing the proposal and information concerning the New Portfolios is anticipated to be distributed to shareholders of the Portfolios during the first quarter of 2010.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR SERIES 01/10